UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported):  April 25, 2013 (April 24, 2013)

EMCLAIRE FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18464	25-1606091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

612 Main Street, Emlenton, PA	16373
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMCLAIRE FINANCIAL CORP
CURRENT REPORT ON FORM 8-K

ITEM 5.07.  Submission of Matters to a Vote of Security Holders

(a)
The Emclaire Financial Corp (the Corporation) Annual Meeting of Shareholders was held on April 24, 2013.  At the annual meeting, 1,420,319 shares of common stock, or 80.60% of the 1,762,158 shares of common stock outstanding and entitled to vote at the annual meeting, were voted in person or by proxy.

(b)	Set forth below are the matters which were acted upon by the Corporation’s shareholders at the annual meeting:

1.	Election of three (3) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.	Adoption of a non-binding resolution to approve the compensation of the Corporation’s named executive officers;

3.	Consideration of an advisory vote on the frequency of the non-binding resolution to approve the compensation of the Corporation’s named executive officers; and

4.	Ratification of the selection of Crowe Horwath LLP, Certified Public Accountants, as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2013.

As to proposal number one, the following directors were elected for a three-year term expiring in 2016:

Name	Shares For	Shares Withheld	Broker Non-vote
David L. Cox	1,082,588	5,801	331,930
Mark A. Freemer	1,085,410	2,979	331,930
William C. Marsh	1,042,110	46,279	331,930

Proposal number two, the adoption of a non-binding resolution to approve the compensation of the Corporation’s named executive officers, was approved with 889,586 shares in favor, 73,168 shares against, 125,635 shares abstained and 331,930 shares broker non-votes.

Proposal number three, a non-binding advisory proposal on the frequency of the non-binding vote on the compensation of the Corporation’s named executive officers, three years was approved with 225,143 shares for every year, 140,697 shares for every two years, 674,776 shares for every three years, 47,773 shares abstained and 331,930 shares broker non-votes.

Proposal number four, the recommendation of the Board of Directors to ratify the appointment of Crowe Horwath, LLP as the Corporation’s independent registered public accounting firm, was approved with 1,406,317 shares in favor, 9,536 shares against and 4,466 shares abstained.

(c)	Not applicable.

(d)
At the Annual Meeting of Shareholders of the Corporation held on April 24, 2013, the Corporation’s stockholders recommended, on an advisory basis, that the Corporation’s future proposals to adopt a non-binding resolution to approve the compensation of the Corporation’s named executive officers should be considered every three years.  Consistent with the shareholder recommendation, the Board of Directors of the Corporation determined that it will submit a proposal to shareholders to adopt a non-binding resolution to approve the compensation of the Corporation’s named executive officers every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: April 25, 2013	William C. Marsh

	Name:	William C. Marsh
	Title:	Chairman of the Board,
President and Chief Executive Officer